UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2020

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Aston Ave., Suite 100
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On June 11, 2020, the NYSE Regulation Inc. (“NYSE Regulation”) notified us that it has accepted our plan to regain compliance with Section 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”) and granted us a plan period through September 27, 2021 to regain compliance. As previously reported, we are not in compliance with Section 1003(a)(iii) because we reported stockholders’ equity of less than $6 million as of December 31, 2019 and had net losses in five of our most recent fiscal years ended December 31, 2019.

On June 11, 2020, NYSE Regulation also notified us that we are not in compliance with Section 1003(a)(ii) of the Company Guide because we reported stockholders’ equity of less than $4.0 million as of March 31, 2020 and had net losses in five of our most recent fiscal years ended December 31, 2019.

The listing of our common stock on the NYSE American is being continued during the plan period pursuant to an extension. The NYSE Regulation staff will review us periodically for compliance with initiatives outlined in our plan. If we are not in compliance with Sections 1003(a)(ii) and (iii) by September 27, 2021 or if we do not make progress consistent with our plan during the plan period, NYSE Regulation staff will initiate delisting proceedings as appropriate.

We can give no assurances that we will be able to maintain the listing of our common stock on the NYSE American. Our common stock could be delisted because we do not make progress consistent with our plan during the plan period, because we do not regain compliance with Sections 1003(a)(ii) and (iii) by September 27, 2021, or because we fall below compliance with other NYSE American listing standards.

On June 15, 2020, we issued a press release announcing the receipt of the letter described in this Item 3.01, a copy of which is attached as an exhibit to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Press Release of NTN Buzztime, Inc. dated June 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: June 15, 2020	By:	/s/ Sandra Gurrola
Sandra Gurrola
Senior Vice President of Finance